EXHIBIT 24




                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is an officer and a director of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints James D. Ellis, Donald E. Kiernan, Liam S. Coonan, Roger W. Wohlert, or any one of them, all of the City of San Antonio and State of Texas, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 28th day of January 2000.





/s/ Edward E. Whitacre, Jr.
Edward E. Whitacre, Jr.
Chairman of the Board, Director
and Chief Executive Officer

                                                                      EXHIBIT 24




                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is an officer and a director of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Liam S. Coonan, Roger W. Wohlert, or any one of them, all of the City of San Antonio and State of Texas, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 28th day of January 2000.





/s/ Royce S. Caldwell
Royce S. Caldwell
Vice Chairman of the Board, Director
and President-SBC Operations

                                                                      EXHIBIT 24




                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is an officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Liam S. Coonan, Roger W. Wohlert, or any one of them, all of the City of San Antonio and State of Texas, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 28th day of January 2000.





/s/ D. E. Kiernan
-----------------
D. E. Kiernan
Senior Executive Vice President,
Chief Financial Officer and Treasurer

                                                                      EXHIBIT 24




                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Liam S. Coonan, Roger W. Wohlert, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 28th day of January 2000.



/s/ Clarence C. Barksdale                   /s/ James E. Barnes
----------------------------                ---------------------------
Clarence C. Barksdale                       James E. Barnes
Director                                    Director


/s/ August A. Busch III                     /s/ Ruben R. Cardenas
----------------------------                ---------------------------
August A. Busch III                         Ruben R. Cardenas
Director                                    Director

                                                                      EXHIBIT 24
                                                               POWER OF ATTORNEY
                                                                          PAGE 2


/s/ William P. Clark                        /s/ Martin K. Eby, Jr.
----------------------------                ---------------------------
William P. Clark                            Martin K. Eby, Jr.
Director                                    Director


/s/ Herman E. Gallegos                      /s/ Jess T. Hay
----------------------------                ---------------------------
Herman E. Gallegos                          Jess T. Hay
Director                                    Director


/s/ James A. Henderson                      /s/ Bobby R. Inman
----------------------------                ---------------------------
James A. Henderson                          Bobby R. Inman
Director                                    Director


/s/ Charles F. Knight                       /s/ Lynn M. Martin
----------------------------                ---------------------------
Charles F. Knight                           Lynn M. Martin
Director                                    Director


/s/ John B. McCoy                           /s/ Mary S. Metz
----------------------------                ---------------------------
John B. McCoy                               Mary S. Metz
Director                                    Director


/s/ Toni Rembe                              /s/ S. Donley Ritchey
----------------------------                ---------------------------
Toni Rembe                                  S. Donley Ritchey
Director                                    Director


/s/ Joyce M. Roche                          /s/ Richard M. Rosenberg
----------------------------                ---------------------------
Joyce M. Roche                              Richard M. Rosenberg
Director                                    Director


/s/ Carlos Slim Helu                        /s/ Laura D'Andrea Tyson
----------------------------                ---------------------------
Carlos Slim Helu                            Laura D'Andrea Tyson
Director                                    Director


/s/ Patricia P. Upton
----------------------------
Patricia P. Upton
Director